THIS CONFIRMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT
TO RULE 901(d) OF REGULATION S-T


                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549





                            FORM 8-K




                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


   April 15, 1994                                    1-8309
(Date of earliest report)                 (Commission File Number)


                PRICE COMMUNICATIONS CORPORATION
     (Exact name of registrant as specified in its charter)



      New York                                 13-2991700
(State or other jurisdiction              (I.R.S. Employer
 of incorporation or organization)       Identification Number)



   45 Rockefeller Plaza, Suite 3201, New York, New York 10020
       (Address of Principal Executive Offices)(Zip Code)



                          (212) 757-5600
      (Registrant's telephone number, including area code)



                         Not Applicable
  (Former name or former address, if changed since last report)

Item 2.Disposition of Assets

          On April 15, 1994, Empire State Broadcasting Corporation, an indirect wholly-owned subsidiary of Price Communications Corporation, sold to Keymarket of Buffalo, Inc., substantially all the assets, together with certain liabilities, relating to the operation of radio broadcast stations WWKB(AM) and WKSE(FM), licensed respectively to Buffalo, New York, and Rochester, New York, for $5,000,000.



Item 7.   (b) Pro forma financial information.

          The following unaudited pro forma balance sheet as of March 31, 1994, gives effect to the disposition of assets described above as if the transaction had occurred on that date. The following unaudited statements of operations for the three months ended March 31, 1994 and year ended December 31, 1993 give effect to the disposition of assets as though it had occurred on December 31, 1992. The pro forma financial statements are not necessarily indicative of the Company's results in the future.

            PRICE COMMUNICATIONS CORPORATION AND SUBSIDIARIES


                              Balance Sheet
                              March 31, 1994



                                                    Proforma
ASSETS:                             Historical   Adjustments (1)    Proforma

Cash and cash equivalents           $1,415,874      $1,745,941      $3,161,815
Accounts receivable, net             3,382,704                       3,382,704
Film broadcast rights                  413,615                         413,615
Escrow deposits                      2,500,000                       2,500,000
Prepaid expenses and
  other current assets               1,237,885                       1,237,885

   Total current assets              8,950,078       1,745,941      10,696,019

Property and equipment, net         12,728,304      (1,271,109)     11,457,195
Broadcast licenses, net             12,695,948        (264,890)     12,431,058
Film broadcast rights                  186,373                         186,373
Notes receivable                     1,055,000                       1,055,000
Other assets                           365,503        (140,503)        225,000
Reorganization value in excess
  of amounts allocable to
  identifiable assets, net           1,196,338        (127,295)      1,069,043

                                   $37,177,544        ($57,856)    $37,119,688


LIABILITIES AND SHAREHOLDERS' EQUITY:

Accounts payable and accrued
  expenses                          $1,976,556                      $1,976,556
Accrued interest                        54,059        ($54,059)        -
Other current liabilities              867,881                         867,881

   Total current liabilities         2,898,496         (54,059)      2,844,437

Long-term debt, net                  3,200,000      (3,200,000)        -
Other liabilities                      106,694                         106,694

Shareholders' equity                30,972,354       3,196,203      34,168,557

                                   $37,177,544        ($57,856)    $37,119,688



(1) Reflects the sale of the stations, the retirement of debt, including accrued interest, using the proceeds from the sale of the stations and the write-off of deferred financing costs related to the retirement of debt.
            PRICE COMMUNICATIONS CORPORATION AND SUBSIDIARIES


                          Statements of Operations



                                           Year ended December 31, 1993

                                                    Proforma
                                    Historical   Adjustments (1)    Proforma

Revenue                            $26,010,294     ($3,904,876)    $22,105,418
Agency and representatives'
  commissions                        3,220,102        (375,672)      2,844,430

   Net revenue                      22,790,192      (3,529,204)     19,260,988

Operating expenses                  16,334,761      (3,748,266)     12,586,495
Corporate expenses                   3,648,524                       3,648,524
Other expense - net                    539,289           1,985         541,274
Interest expense                     1,485,389        (285,162)      1,200,227
Amortization of debt discount and
  deferred debt expense                766,075        (172,325)        593,750
Depreciation and amortization        2,343,015        (237,165)      2,105,850
Unrealized noncash loss (recovery) on
  marketable securities                145,884                         145,884
Share of loss of partially owned
  company                            1,118,293                       1,118,293


Loss before income taxes and
  extraordinary item                (3,591,038)        911,729      (2,679,309)
Income tax expense                    (123,885)                       (123,885)
Loss before extraordinary item     ($3,714,923)       $911,729     ($2,803,194)

Loss before extraordinary item
  per share                             ($0.31)                         ($0.24)

Average shares outstanding          11,873,241                      11,873,241














            PRICE COMMUNICATIONS CORPORATION AND SUBSIDIARIES


                          Statements of Operations (continued)



                                        Three Months Ended March 31, 1994

                                                    Proforma
                                    Historical   Adjustments (1)    Proforma

Revenue                             $6,213,270       ($738,678)     $5,474,592
Agency and representatives'
  commissions                          811,429         (72,198)        739,231

   Net revenue                       5,401,841        (666,480)      4,735,361

Operating expenses                   3,876,407        (870,678)      3,005,729
Corporate expenses                     516,778                         516,778
Other income - net                    (264,782)        (21,032)       (285,814)
Interest expense                        56,470         (56,470)        -
Amortization of debt discount and
  deferred debt expense                 33,941         (33,941)        -
Loss on sale of business               367,800                         367,800
Depreciation and amortization          575,566         (92,884)        482,682


Loss from continuing operations
  before income taxes                  239,661         408,525         648,186
Income tax expense                      (5,000)                         (5,000)
Net income                            $234,661        $408,525        $643,186

Net income per share                     $0.02                           $0.06

Average shares outstanding           9,975,918                       9,975,918


(1) Reflects the elimination of operations of stations sold, and the reduction of interest expense and amortization of debt discount and deferred debt expense related to debt retired from the proceeds from the sale of stations.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PRICE COMMUNICATIONS CORPORATION



Date:  May 2, 1994            /s/ Robert Price
                              Robert Price
                              Chief Executive Officer, President
                                and Director